UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2012 (December 30, 2011)

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Effective December 30, 2011, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Ninth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment extends the expiration date of the facility from December 31, 2012 to December 31, 2013.  The available line of credit remains unchanged at $40 million for the first half of each calendar year with a $50 million seasonal overline on the line of credit for the second half of each calendar year.  In addition, the minimum tangible net worth covenant was decreased from $100 million to $90 million.  The covenant regarding redemptions was amended to provide that the Company can purchase, retire, redeem or otherwise acquire for value shares of its capital stock so long as (1) no event of default or default exists or will exist as a result of any such purchase, retirement, redemption or acquisition and (2) such purchase, retirement, redemption or acquisition: (a) is not funded from borrowings the Credit Agreement, and (b) would not violate any of the other terms of the Credit Agreement or the loan documents.  The Credit Agreement will continue to be secured by the assets of the Borrower and a pledge of 65% of the Borrower’s ownership interest in certain of its foreign subsidiaries.  The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is in compliance with the Credit Agreement covenants.

As amended by the Loan Document Amendment, the Credit Agreement continues to contain typical representations, warranties and negative covenants, including, among other things, that the Borrower will not incur indebtedness or make any investments in excess of certain thresholds, acquire any subsidiaries, or merge or consolidate with any other entity or acquire all or substantially all of the assets of any other company outside the ordinary course of business.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, and the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011 which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended January 1, 2011 (File No. 001-32320), filed on March 17, 2011; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 8.01.                      Other Events.

On December 23, 2011, the Company initiated a voluntary recall of its Colorful Hearts Teddy bear after it came to the Company’s attention that certain production runs of this bear utilized substandard fabric which can tear around the eye possibly resulting in the eye falling out of the bear which could cause a potential choking hazard for small children.  Although it had not received any reports of incidents or injuries caused by the product, out of an abundance of caution, the Company initiated the voluntary recall.  The Company believes that the third party manufacturer will reimburse the Company for substantially all of the costs associated with the voluntary recall and therefore does not expect the recall to have a material effect on the Company’s results of operations.

On January 4, 2012, a Settlement Agreement between the United States Consumer Products Safety Commission (“CPSC”) and the Company (the “Settlement Agreement”) became final.  Under the terms of the Settlement Agreement, the Company agreed to pay a civil penalty of $600,000 to resolve allegations that it failed to immediately inform the CPSC that toy beach chairs sold between 2001 and 2009 created an unreasonable risk of serious injury or death.  On March 10, 2009 the Company filed a Section 15 Report under the CPSC's Fast Track Program initiating a voluntary recall. The Company contended that prior to that time it did not have sufficient information regarding injuries associated with the product to conclude that the toy beach chairs contained a defect which could create a substantial product hazard or create an unreasonable risk of serious injury or death. Therefore, the Company denies that it violated the CPSC reporting requirements but it agreed to settle the matter in order to avoid the expense and uncertainty of litigation.  In anticipation of reaching a settlement, the Company accrued a liability for the estimated settlement amount prior to the fourth quarter of 2011.  Accordingly, payment of the settlement amount, which is expected to occur in January 2012, will not have a material effect on the Company’s results of operations for the fourth quarter of 2011.

The foregoing description of the Settlement Agreement is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Settlement Agreement, which has been filed as Exhibit 10.2 hereto and which is incorporated by reference herein.

Forward-Looking Statements

This Item 8.01 contains “forward-looking statements” (within the meaning of the federal securities laws) which represent the Company’s expectations or beliefs with respect to future events. Our actual results may differ materially from the results discussed in the forward-looking statements. These risks and uncertainties include statements regarding the anticipated effect of certain events on our operating results going forward; if those statements are inaccurate our actual results, performance or achievements may be materially different from those expressed or implied by our forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1
Ninth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of December 30, 2011.

10.2	Settlement Agreement between Build-A-Bear Workshop, Inc. and the United States Consumer Products Safety Commission, finally accepted effective January 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: January 4, 2012	By:	/s/ Tina Klocke
Name: Tina Klocke
Title: Chief Operations and Financial Bear, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Ninth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of December 30, 2011.

10.2	Settlement Agreement between Build-A-Bear Workshop, Inc. and the United States Consumer Products Safety Commission, finally accepted effective January 4, 2012.

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